Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risks and Uncertainties
The Plan provides for various investment options including the Company’s common stock, registered investment companies and collective investment trusts that invest in stocks, bonds, fixed-income securities and other investment securities. Investment securities are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.
Legal Proceedings
On December 26, 2025, a proposed class action lawsuit was filed in the U.S. District Court for the Eastern District of Pennsylvania against SEI Investments Company (“SEI”), its nondiscretionary investment advisor, SEI Investments Management Corporation (“SIMC”), and the SEI Capital Accumulation Plan Administration Committee (the “Committee”) (collectively, “Defendants”) regarding the investment options in the SEI Capital Accumulation Plan (the “Plan”). The lawsuit was filed by two Plan participants (and former employees) —David Hall and Jennifer Knapp (“Plaintiffs”)—on behalf of a proposed class of all Plan participants and beneficiaries since January 1, 2020, through to the date of the initial complaint. The lawsuit seeks unspecified damages for Defendants’ alleged breach of fiduciary duties under ERISA with respect to the selection and monitoring of the Plan’s investment affiliated investment options. The Plan is not a defendant in the litigation.